EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

dated July 1, 2020 as revised September 21, 2020

Effective July 1, 2021, the portfolio management team for the Fund will be as follows:

Lewis R. Piantedosi, Vice President of Eaton Vance, has managed the Fund since its inception in March 2011.

Douglas R. Rogers, Vice President of Eaton Vance, has managed the Fund since July 2021.

May 13, 2021	38853 5.13.21